EXHIBIT 4.1


                            INCORPORATED UNDER THE
                          LAWS OF THE STATE OF DELAWARE

                                                          COMMON STOCK

[NUMBER]                         [COMPANY LOGO]                [SHARES]


THIS CERTIFICATE IS
TRANSFERABLE IN DALLAS, TEXAS      AUTHORISZOR INC.          CUSIP 052673100
                                                        SEE REVERSE FOR CERTAIN
                                                        DEFINITIONS AND LEGENDS

THIS CERTIFIES THAT



IS THE OWNER OF



FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 PER SHARE OF THE COMMON STOCK OF


                               AUTHORISZOR INC.



Therein called the "Corporation" transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation and all amendments thereto, copies of which are on file at the principal offices of the Corporation and the Transfer Agent, to all of which the holder of this Certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereto affixed.



Dated:

                                              COUNTERSIGNED AND REGISTERED:
                                         STOCK TRANSFER COMPANY OF AMERICA, INC.
                                               TRANSFER AGENT AND REGISTRAR


                                                BY

ATTEST                                                     AUTHORIZED SIGNATURE

     [Signature]              [Corporate Seal]             [Signature]

                                           Chief Executive Officer and President


                                AUTHORISZOR INC.

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common   UNIF GIFT MIN ACT  --  _____Custodian______

TEN ENT  --  as tenants by the entireties               (Cust)           (Minor)

JT TEN   --  as joint tenants with right           Under Uniform Gifts to Minors
of survivorship and not as                         Act _________________________
tenants in common                                      (State)


    Additional abbreviations may also be used though not in the above list.

     For Value Received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

_________________________________________________________________________ Shares

of the $.01 par value Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: _____________________


                                               X _______________________________
                                                           (Signature)
       NOTICE

       THE SIGNATURES TO THIS ASSIGNMENT
       MUST CORRESPOND WITH THE NAMES(S)
       AS WRITTEN UPON THE FACE OF THE
       CERTIFICATE IN EVERY PARTICULAR         X _______________________________
       WITHOUT ALTERATION OR ENLARGEMENT                   (Signature)
       OR ANY CHANGE WHATEVER


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
as defined in Rule 15 and 17 under the Securities and Exchange Act of 1934 as amended
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SIGNATURE(S) GUARANTEED BY:


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